AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2021

File No. 033-42484

File No. 811-06400

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 347	/X/

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 348	/X/

THE ADVISORS’ INNER CIRCLE FUND

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

1-800-932-7781

(Registrant’s Telephone Number)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/ / Immediately upon filing pursuant to paragraph (b)
/ / On [date] pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / On [date] pursuant to paragraph (a) of Rule 485

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus Dated December 30, 2021

The Advisors’ Inner Circle Fund

McKee International Equity Portfolio

Institutional Class Shares Prospectus

[Date]

Ticker Symbol: MKIEX

Investment Adviser:

CSM Advisors, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Table of Contents	Page
MCKEE INTERNATIONAL EQUITY PORTFOLIO	[XX]
INVESTMENT OBJECTIVE	[XX]
FUND FEES AND EXPENSES	[XX]
PRINCIPAL INVESTMENT STRATEGY	[XX]
PRINCIPAL RISKS	[XX]
PERFORMANCE INFORMATION	[XX]
INVESTMENT ADVISER	[XX]
PORTFOLIO MANAGERS	[XX]
PURCHASE AND SALE OF FUND SHARES	[XX]
TAX INFORMATION	[XX]
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	[XX]
INVESTING WITH THE FUND	[XX]
BUYING SHARES	[XX]
REDEEMING SHARES	[XX]
TRANSACTION POLICIES	[XX]
ACCOUNT POLICIES	[XX]
MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES	[XX]
MORE INFORMATION ABOUT RISK	[XX]
INFORMATION ABOUT PORTFOLIO HOLDINGS	[XX]
INVESTMENT MANAGEMENT	[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[XX]
ADDITIONAL INFORMATION	[XX]
FINANCIAL HIGHLIGHTS	[XX]
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	BACK COVER

ii

McKee International Equity Portfolio

Investment Objective

The McKee International Equity Portfolio (the “Fund”) seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if redeemed within six months of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.52%
Acquired Fund Fees and Expenses[1]	0.31%
Total Annual Fund Operating Expenses	1.53%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.37)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.16%

[1]	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds, and are estimated for the current fiscal year.
[2]	CSM Advisors, LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, Acquired Fund Fees and Expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of the Fund’s Institutional Class Shares until February 28, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$447	$799	$1,792

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was [XX]% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in at least three countries other than the United States. This investment strategy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

To achieve its investment objective, the Fund invests primarily in actively managed or index-based exchange traded funds (“ETFs”), mutual funds and other investment companies, and groups of securities related by index or sector (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance (collectively, “Fund Investments”) that the Adviser believes have the potential for capital appreciation.

In allocating the Fund’s assets, the Adviser uses a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Fund’s:

•	optimum cash position;
•	weighting between the value and growth segments of the market;
•	sector and industry allocation; and
•	allocation between domestic and foreign investments.

The Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, Sharpe ratios (a measure of risk adjusted return), price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. The Adviser’s investment philosophy emphasizes purchasing Fund Investments that allow the Fund to participate in both broad market indexes (e.g., the MSCI EAFE, MSCI ACWI ex US, MSCI Emerging Markets, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Adviser retains the flexibility to allocate among equity Fund Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including foreign companies of any size in any sector). The Fund may participate in a limited number of sectors, but will not concentrate its investments in any particular sector. The Fund will attempt to minimize risk through investment in a range of countries and economic sectors. The Fund may also invest a portion of its assets in emerging market securities.

The Fund may invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase or reduce the Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. The Fund may at times hold a portion of its assets in cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (“Cash Positions”) when investment opportunities are limited.

The Adviser generally sells a security under one or more of the following conditions:

•	the Adviser determines that there is a more attractively priced Fund Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Adviser’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Adviser’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Adviser’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Adviser’s quantitative research.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement the Fund’s investment strategy properly. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk - Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Foreign Company Risk - Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs and EDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk - Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Currency Risk - Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in Investment Company Risk - When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

ETF Risk - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. An ETF may also trade at a discount to its net asset value. For example, where all or a portion of an ETF's underlying securities trade in a market that is closed when the market in which the ETF'’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Derivatives Risk - The Fund’s use of futures contracts and options is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Large Capitalization Companies Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Commodity-Related Investments Risk — Exposure to the commodities markets through commodity-related investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments.

U.S. Government Securities Risk - Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Management and Strategy Risk - The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

Growth Style Risk — The Adviser’s growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Quantitative Investing Risk – Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Sector Focus Risk – Because the Fund may, from time to time, participate in a limited number of sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-866-625-3346.

Total Returns by Calendar Year

BEST QUARTER	WORST QUARTER
[18.89%]	[(25.28)%]
[12/31/2020]	[3/31/2020]

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

[Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.]

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	[XX]%	[XX]%	[XX]%
Fund Returns After Taxes on Distributions	[XX]%	[XX]%	[XX]%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	[XX]%	[XX]%	[XX]%
MSCI ACWI ex US Index [(reflects no deduction for fees, expenses or taxes)]^	[XX]%	[XX]%	[XX]%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)^	[XX]%	[XX]%	[XX]%

^	As of February 28, 2022, in connection with changes to the Fund’s principal investment strategies, the Fund’s primary benchmark changed from the MSCI EAFE Index to the MSCI ACWI ex US Index.

Investment Adviser

CSM Advisors, LLC

Portfolio Managers

Michael P. Donnelly, Senior Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

Bradly A. Thompson, Senior Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

Paul Frank, Senior Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

Shawna Aufman, Vice President of Equities and Portfolio Manager, has managed the Fund since September 2021.

Clayton Wilkin, Vice President of Equities and Portfolio Manager, has managed the Fund since August 2021.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time you must invest at least $2,500 ($500 for IRAs and $250 for spousal IRAs). Subsequent investments in the Fund must be at least $100. The Fund reserves the right to waive these minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail or telephone at 1-866-625-3346.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTING WITH THE FUND

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

BUYING SHARES

Institutional Class Shares are for individual and institutional investors. All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund name.

Regular Mail Address

McKee International Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

McKee International Equity Portfolio

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-866-625-3346 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA#: 101000695
The McKee International Equity Portfolio
DDA Acct. # 9871063178
Ref: account number/account name

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: McKee International Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: McKee International Equity Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for an IRA and $250 for spousal IRAs). Subsequent investments in the Fund must be at least $100. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Fund Codes

The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Ticker Symbol	CUSIP	Fund Code
MKIEX	00758M188	1230

REDEEMING SHARES

Payment of Redemption Proceeds

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund, however, may take up to seven days to pay redemption proceeds.

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-625-3346 for more information.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

By Mail

You may contact the Fund directly by mail at: McKee International Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: McKee International Equity Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-625-3346 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Federal Reserve wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

TRANSACTION POLICIES

Calculating Your Share Price

You may buy or sell shares of the Fund on any Business Day at a price equal to the Fund’s NAV next computed after it, or an authorized institution (as defined below), receives and accepts your order in proper form. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early – as in the case of scheduled half-day trading or unscheduled suspensions of trading – the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days.

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 1.00% redemption fee on redemptions of shares that have been held for less than 6 months. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Rights Reserved by the Fund

Purchases

At any time and without notice, the Fund may:

•	Stop offering shares;

•	Reject any purchase order; or

•	Bar an investor engaged in a pattern of excessive trading from buying shares. Excessive trading can hurt performance by disrupting management and increasing expenses. The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Fund’s policies on excessive trading, see “Excessive Trading Policies and Procedures.”

Redemptions

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the Fund’s Statement of Additional Information (the “SAI”).

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

ACCOUNT POLICIES

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the price of the Fund’s foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see “Calculating Your Share Price.”

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than two (2) “round trips” into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund assesses a redemption fee of 1.00% on redemptions by shareholders of Fund shares held for less than six months (subject to certain exceptions as discussed in “Redemption Fee”).

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-625-3346.

Small Accounts

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

•	To retirement accounts and certain other accounts; or

•	When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the sale of your shares. If your shares are redeemed for this reason within six months of their purchase, the redemption fee will not be applied.

Dividends and Distributions

Normally, the Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. The Fund’s investment strategies may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-625-3346 to find out when the Fund expects to make distributions to shareholders.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares 12 months or less, and long-term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to seek a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The Fund may change its investment objective without shareholder approval.

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in at least three countries other than the United States. This investment strategy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

To achieve its investment objective, the Fund invests primarily in Fund Investments that the Adviser believes have the potential for capital appreciation. In allocating the Fund’s assets, the Adviser uses a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Fund’s:

•	optimum cash position;
•	weighting between the value and growth segments of the market;
•	sector and industry allocation; and
•	allocation between domestic and foreign investments.

The Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, Sharpe ratios (a measure of risk adjusted return), price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. To participate in markets and market sectors, the Adviser’s investment philosophy emphasizes purchasing Fund Investments to allow the Fund to participate in both broad market indexes (e.g., the MSCI EAFE, MSCI ACWI ex US, MSCI Emerging Markets, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Adviser retains the flexibility to allocate among equity Fund Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including foreign companies of any size in any sector). The Fund may participate in a limited number of sectors, but will not concentrate its investments in any particular sector. The Fund will attempt to minimize risk through investment in a range of countries and economic sectors. The Fund may also invest a portion of its assets in emerging market securities.

The Fund may invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase or reduce the Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”)); or (ii) if purchased for other purposes, (A) the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets, or (B) the aggregate net notional value of commodity futures, commodity options contracts, or swaps positions, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of the of the Fund’s total assets (after taking into account unrealized profits and unrealized losses on any such positions).

The Fund may at times hold a portion of its assets in cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (“Cash Positions”) when investment opportunities are limited.

The Adviser generally sells a security under one or more of the following conditions:

•	the Adviser determines that there is a more attractively priced Fund Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Adviser’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Adviser’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Adviser’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Adviser’s quantitative research.

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in particular types of securities as described herein. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Market Risk - Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Equity securities also include ADRs and GDRs, which are traded on U.S. exchanges and represent an ownership in a foreign security. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Fluctuations in the value of the equity securities in which a mutual fund invests will cause the fund’s NAV to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Investment Risk - The Fund may invest in foreign issuers (including direct investments as well as investments through ADRs). Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Emerging Markets Risk - Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Currency Risk - Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in Investment Company Risk - The Fund may purchase shares of investment companies. When the Fund invests in an investment company, it will bear a pro rata portion of the investment company’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. In part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.

ETF Risk - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance. For example, where all or a portion of an ETF's underlying securities trade in a market that is closed when the market in which the ETF'’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Derivatives Risk - The Fund’s use of futures contracts and options is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally classified as liquid, under certain market conditions they may be classified as illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment managers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty solvency risk.

Large Capitalization Companies Risk – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk – Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Commodity-Related Investments Risk - Exposure to the commodities markets through commodity-related investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments. Additionally, the value of commodity-related investments may be influenced by, among other things, time to maturity, level of supply and demand for the instrument, interest rates, volatility and lack of liquidity in underlying markets, the performance of the reference commodity or instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference commodity or instrument. Further, a lack of liquidity, participation of speculators and government regulation and intervention, among other factors, may subject commodity markets to temporary distortions or other disruptions, which may, in turn, subject the Fund to losses.

U.S. Government Securities Risk - Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Management and Strategy Risk - The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

Growth Style Risk - A growth investment style may increase the risks of investing in the Fund. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other funds that use differing investing styles.

Quantitative Investing Risk – A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Sector Focus Risk – The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at https://aicfundholdings.com/mckee. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed to be in the best interest of the Fund. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

INVESTMENT MANAGEMENT

Investment Adviser

CSM Advisors, LLC, a Delaware limited liability company located at 420 Ft. Duquesne Blvd., 8th Floor, One Gateway Center, Pittsburgh, PA 15222, serves as the Fund’s investment adviser. The Adviser is 100% owned by CSM Holdings, LLC. CSM Holdings, LLC is approximately 87-90% owned by NSI Holdco, LLC (“NSI”) and 10-13% owned by CSM employees. NSI’s principal equity holder is an investment fund managed by Estancia Capital Management, LLC. As of December 31, 2021, the Adviser had approximately $[XX] in assets under management.

The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the oversight of the Board. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% based on the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, Acquired Fund Fees and Expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of the Fund’s Institutional Class Shares until February 28, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

For the fiscal year ended October 31, 2021, the Adviser received advisory fees in the amount of [XX]% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be found in the Fund’s Semi-Annual Report dated April 30, 2022, which will cover the period from November 1, 2021 to April 30, 2022.

Portfolio Managers

Michael P. Donnelly, the Adviser’s Senior Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in 2012, after spending eight years as President of Donnelly Asset Management, LLC, a registered investment adviser specializing in large-capitalization value equity investing. Before founding his own firm in 2003, Mr. Donnelly spent 13 years at Federated Investors, where he was Senior Vice President and Senior Equity Portfolio Manager. Mr. Donnelly holds a B.A. from Georgetown University, and an M.B.A. from Colgate Darden. Mr. Donnelly has also held his Chartered Financial Analyst (CFA) certification since 1986.

Bradly A. Thompson, the Adviser’s Senior Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in 2021, after spending 15 years as Chief Investment Officer at Stadion Money Management. Before joining Stadion Money Management in 2006, Mr. Thompson spent 8 years at Global Capital Advisors, LLC, where he was also Chief Investment Officer. He holds a B.B.A. from the University of Georgia. Mr. Thompson has also held his Chartered Financial Analyst (CFA) certification since 2004 and his Chartered Retirement Plan Specialist certification since 2006.

Paul Frank, the Adviser’s Senior Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in in 2021, after spending 8 years as a Senior Portfolio Manager at Stadion Money Management. He holds a B.A. in History from Drew University, and an M.B.A. from Fordham University.

Shawna Aufman, the Adviser’s Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. She joined the Adviser full-time in 2004 and served successively as a portfolio accountant, performance analyst, equity trader and investment analyst before taking on her current duties. Ms. Aufman holds a B.S. and M.B.A. from Duquesne University. Ms. Aufman has also held her Chartered Financial Analyst (CFA) certification since 2009.

Clayton Wilkin, the Adviser’s Vice President of Equities and Portfolio Manager of the Fund, is jointly and primarily responsible for the day-to-day management of the Fund. He joined the Adviser in 2021, after spending two years as a Portfolio Manager, and 6 years as a Portfolio Management Analyst, at Stadion Money Management. Mr. Wilkin is a graduate of University of Georgia with a B.B.A. in Finance. Mr. Wilkin has also held his Chartered Financial Analyst (CFA) certification since 2017.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by [XX], independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-625-3346.

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period
	Years Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$[XX]	$12.00	$12.11	$13.86	$11.83
Income (Loss) from Investment Operations:
Net Investment Income*	[XX]	0.15	0.26	0.28	0.22
Net Realized and Unrealized Gain (Loss)	[XX]	(1.67)	0.14	(1.64)	2.49
Total from Investment Operations	[XX]	(1.52)	0.40	(1.36)	2.71
Redemption Fees	[XX]	—**	—**	—	—
Dividends and Distributions:
Net Investment Income	[XX]	(0.27)	(0.31)	(0.21)	(0.19)
Capital Gains	[XX]	(0.48)	(0.20)	(0.18)	(0.49)
Total Dividends and Distributions	[XX]	(0.75)	(0.51)	(0.39)	(0.68)
Net Asset Value, End of Year	$[XX]	$9.73	$12.00	$12.11	$13.86
Total Return†	[XX]%	(13.74)%	3.84%	(10.14)%	24.26%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$[XX]	$86,613	$128,489	$158,662	$194,816
Ratio of Expenses to Average Net Assets(1)	[XX]%	1.07%	1.05%	0.98%	1.00%
Ratio of Net Investment Income to Average Net Assets	[XX]%	1.40%	2.21%	2.06%	1.76%
Portfolio Turnover Rate	[XX]%	7%	8%	8%	5%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.
**	Amount represents less than $0.01 per share.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The Advisors’ Inner Circle Fund
McKee International Equity Portfolio

Investors who are interested in receiving more information about the Fund should read the Fund’s Annual and Semi-Annual Reports and the Fund’s Statement of Additional Information dated March 1, 2021, as it may be amended from time to time (the “SAI”). The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI contains additional detailed information about The Advisors’ Inner Circle Fund and the Fund and is incorporated by reference into (is legally part of) this prospectus.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-866-625-3346

By Mail:	McKee International Equity Portfolio P.O. Box 219009 Kansas City, MO 64121

By Internet:	www.csmckee.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act of 1940 file number is 811-06400.

[Inventory Code]

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2021

STATEMENT OF ADDITIONAL INFORMATION

MCKEE INTERNATIONAL EQUITY PORTFOLIO

(Ticker Symbol: MKIEX)

a series of THE ADVISORS’ INNER CIRCLE FUND

[Date]

Investment Adviser:

CSM Advisors, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the McKee International Equity Portfolio (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated [Date], as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2021, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, MO 64121-9009 or by calling the Fund at 1-866-625-3346.

TABLE OF CONTENTS

THE TRUST	[XX]
DESCRIPTION OF PERMITTED INVESTMENTS	[XX]
INVESTMENT POLICIES OF THE FUND	[XX]
INVESTMENT ADVISORY AND OTHER SERVICES	[XX]
PORTFOLIO MANAGERS	[XX]
THE ADMINISTRATOR	[XX]
THE DISTRIBUTOR	[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[XX]
TRANSFER AGENT	[XX]
CUSTODIAN	[XX]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[XX]
LEGAL COUNSEL	[XX]
SECURITIES LENDING	[XX]
TRUSTEES AND OFFICERS OF THE TRUST	[XX]
PURCHASING AND REDEEMING SHARES	[XX]
DETERMINATION OF NET ASSET VALUE	[XX]
TAXES	[XX]
BROKERAGE ALLOCATION AND OTHER PRACTICES	[XX]
PORTFOLIO HOLDINGS	[XX]
DESCRIPTION OF SHARES	[XX]
SHAREHOLDER LIABILITY	[XX]
LIMITATION OF TRUSTEES’ LIABILITY	[XX]
PROXY VOTING	[XX]
CODES OF ETHICS	[XX]
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	[XX]
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

[Date]

[Inventory Code]

i

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 and August 18, 2020 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund or exchange traded fund (“ETF”), and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate SAIs. The Trust is authorized to offer shares of the Fund in Institutional Class Shares. The Trust reserves the right to create and issue additional classes of shares.

History of the Fund. The McKee International Equity Portfolio is the successor to the UAM Funds, Inc. McKee International Equity Portfolio (the “Predecessor Fund”). The Predecessor Fund was managed by C.S. McKee L.P. (the “Predecessor Adviser”) using the same investment objective, strategies, policies and restrictions as those of the Fund. The Predecessor Fund’s date of inception was May 26, 1994. The Predecessor Fund dissolved and reorganized into the McKee International Equity Portfolio on June 24, 2002. All of the assets and liabilities of the Predecessor Fund were transferred to its successor in connection with the Fund’s commencement of operations on June 24, 2002. On March 12, 2020, CSM Advisors, LLC (the “Adviser” or “CSM”) acquired substantially all of the operating assets of the Predecessor Adviser and became investment adviser to the Fund.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). This means that with respect to 75% of its total assets, the Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If the Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund’s securities that constitute more than 5% of the Fund’s total assets, in the aggregate, might exceed 25% of the Fund’s total assets. In these circumstances, the Adviser might determine that it is in the best interests of the Fund’s shareholders not to reduce one or more of the Fund’s holdings in securities that constitute more than 5% of the Fund’s total assets. If the Adviser makes such a determination, the Fund’s holdings in such securities would continue to exceed 25% of the Fund’s total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund’s total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of the Fund’s assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund’s total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below. The following information supplements, and should be read in conjunction with, the Prospectus.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities – The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Corporate Bonds – Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities – Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Ginnie Mae – Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy Ginnie Mae securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Fannie Mae – Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Freddie Mac – Freddie Mac is a stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers – Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities – Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

▪	payments of interest and principal are more frequent (usually monthly); and
▪	falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to the risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities – These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Short-Term Investments – To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations – The Fund will only invest in a security issued by a commercial bank if the bank:

▪	has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

▪	is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits – Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit – Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance – A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper – Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P Global Ratings (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Yankee Bonds – Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds – These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Terms to Understand:

Maturity – Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration – Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities – The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

▪	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

▪	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

▪	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

▪	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P and Fitch Inc. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Fund's operation. Therefore, the Fund is not subject to regulation as a commodity pool under the CEA and the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Fund. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures – A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value (“NAV”), each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options – An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities – The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid investments.

Swap Agreements – A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices – The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity – Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

▪	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	have to purchase or sell the instrument underlying the contract;

▪	not be able to hedge its investments; and/or

▪	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	the facilities of the exchange may not be adequate to handle current trading volume;

▪	equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	investors may lose interest in a particular derivative or category of derivatives.

Management Risk – Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk – At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin – Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage – The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	actual and anticipated changes in interest rates;

▪	fiscal and monetary policies; and

▪	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation – The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require the Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Equity Securities

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stocks – Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks – Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities – Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants – A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks – While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

▪	Factors affecting an entire industry, such as increases in production costs; and

▪	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies – Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies – Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings (“IPOs”) – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

▪	The Fund can invest directly in foreign securities denominated in a foreign currency;

▪	The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

▪	The Fund can invest in investment funds.

American Depositary Receipts (“ADRs”) – ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all of the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging Markets – An “emerging market country” is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNPs”) than more developed countries.

Investment Funds – Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Investments in China – China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, the Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to the Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors – Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes;

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains; and

▪	Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of the Fund's investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Information and Supervision – There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk – The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk – While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes – Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets – Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;

▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

▪	Offer less protection of property rights than more developed countries; and

▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Investment Company Shares

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments. Rule 12d1-4 under the 1940 Act provides an exemption from these limits if a fund complies with the terms of the Rule.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The Fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the Fund to lose money when selling an interest in an unregistered fund. For example, many hedge funds require their investors to hold their investments for at least one year.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Restricted and Illiquid Investments

While the Fund does not anticipate doing so, it may purchase illiquid investments, including investments that are not readily marketable and investments that are not registered (“restricted investments”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid investments may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid investments include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid investment, in accordance with procedures and guidelines approved by the Board.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

▪	Take advantage of an anticipated decline in prices.

▪	Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box – In addition, the Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

Restrictions on Short Sales:

The Fund will not short sell a security if:

▪	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

▪	The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

▪	Any security sold short would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever the Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward-delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

LIBOR Replacement Risk

The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On March 5, 2021, Ice Benchmark Administrator (“IBA”) clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

General Market Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

INVESTMENT POLICIES OF THE FUND

Fundamental Policies

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

The Fund will not:

•	Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

•	Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time.

•	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

•	Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

•	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

•	Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

•	Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

•	Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

In addition, notwithstanding anything to the contrary in the Fund's first fundamental investment policy set forth above, the Fund will not:

•	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may:

•	Not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

•	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

•	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

•	Invest in the securities of foreign issuers.

•	Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

•	Write covered call options and may buy and sell put and call options.

•	Enter into repurchase agreements.

•	Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

•	Sell securities short and engage in short sales “against the box.”

•	Enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in at least three countries other than the U.S. without 60 days’ prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. CSM Advisors, LLC, a Delaware limited liability company organized in 2019, serves as the investment adviser to the Fund. The Adviser’s principal place of business is 420 Ft. Duquesne Blvd., 8th Floor, One Gateway Center, Pittsburgh, PA 15222. The Adviser is 100% owned by CSM Holdings, LLC. CSM Holdings, LLC is approximately 87-90% owned by NSI Holdco, LLC (“NSI”) and 10-13% owned by CSM employees. NSI’s principal equity holder is an investment fund managed by Estancia Capital Management, LLC. As of December 31, 2021, the Adviser had approximately $[XX] in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated June 10, 2020 (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or, by the Adviser, on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, Acquired Fund Fees and Expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of the Fund’s Institutional Class Shares until February 28, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

For the fiscal years ended October 31, 2019, 2020 and 2021, the Fund paid the Adviser the following advisory fees:

Advisory Fees Paid
2019	2020	2021
$978,560	$747,031	$[XX]

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund. The portfolio managers’ overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. The portfolio managers’ compensation consists of a salary, retirement plan, equity ownership in the Adviser, profit participation and a discretionary bonus. The discretionary bonus is based in part on the Fund’s one- and three-year gross performance measured against the MSCI EAFE Index and the Adviser’s assets under management, as well as other factors, including the portfolio manager’s investment ideas, leadership, and overall contributions to the investment team.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares[1]
Michael P. Donnelly	[None]
Bradly A. Thompson	[None]
Paul Frank	[None]
Shawna Aufman	[None]
Clayton Wilkin	[None]

1	Valuation date is October 31, 2021.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. [None of these accounts are subject to a performance-based advisory fee.] The information below is provided as of October 31, 2021.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets [(in Millions)]	Number of Accounts	Total Assets [(in Millions)]	Number of Accounts	Total Assets [(in Millions)]
Michael P. Donnelly	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Bradly A. Thompson	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Paul Frank	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Shawna Aufman	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Clayton Wilkin	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an amended and restated administration agreement dated November 13, 2018 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2019, 2020 and 2021, the Fund paid the following amounts for these services:

Administration Fees Paid
2019	2020	2021
$167,754	$128,063	$[XX]

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 and November 13, 2018 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

TRANSFER AGENT

DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[XX], [Address], serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by [XX], as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

U.S. Bank National Association serves as the Fund’s securities lending agent (“Securities Lending Agent”). The services provided to the Fund by the Securities Lending Agent include (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination. Fees for all services provided to the Fund by the Securities Lending Agent are included in the revenue split. Prior to July 31, 2021, eSecLending served as the Fund's securities lending agent.

The following table provides the income earned, and fees and/or compensation paid, by the Fund in connection with securities lending activities during the fiscal year ended October 31, 2021.

McKee International Equity Portfolio
Gross income from securities lending activities (including income from cash collateral reinvestment)	$[XX]
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$[XX]
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	[None]
Administrative fees not included in the revenue split	[None]
Indemnification fees not included in the revenue split	[None]
Rebates (paid to borrowers)	$[XX]
Other fees not included in the revenue split	[None]
Aggregate fees and/or compensation for securities lending activities	$[XX]
Net income from securities lending activities	$[XX]

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
N. Jeffrey Klauder (Born: 1952)	Trustee[1] (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Klauder should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 2004, his knowledge of and experience in the financial services industry, and the experience he gained serving as a partner of a large law firm.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Mulhall should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and his experience serving in a variety of leadership capacities for non-profit organizations.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Mulhall and Speca and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Mulhall serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met [XX] ([XX]) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Mulhall and Speca currently serve as members of the Governance Committee. Mr. Speca serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met [XX] ([XX]) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Nesher	[None]	[None]
Klauder	[None]	[None]
Independent Trustees
Grause	[None]	[None]
Johnson	[None]	[None]
Krikorian	[None]	[None]
Mulhall	[None]	[None]
Speca	[None]	[None]

1	Valuation date is December 31, 2021.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Klauder	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Johnson	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Krikorian	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Mulhall	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Speca	$[XX]	N/A	N/A	$[XX] for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. There is no stated term of office for officers of the Trust. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

[Fair Valuation of Foreign Securities Based on U.S. Market Movements. A third party fair valuation vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each foreign security) applied by the fair valuation vendor in the event that there are movements in the U.S. market that exceed a specific threshold that has been established by the Fair Value Pricing Committee. The Fair Value Pricing Committee has also established a “confidence interval” that is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market that is required for a particular security to be fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Pricing Committee is exceeded on a specific day, the Fund values the foreign securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by the fair valuation vendor. In such event, it is not necessary to hold a Fair Value Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by the fair valuation vendor are not reliable, the Adviser can contact the Administrator and request that a meeting of the Fair Value Pricing Committee be held.]

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund has elected and intends to qualify to be treated as a regulated investment company (“RIC”). By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. The Fund’s investment strategy may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholder’s federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2019, 2020 and 2021, the Fund paid the following aggregate brokerage commissions on Fund transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2019	2020	2021
$61,025	$49,647	$[XX]

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

[For the fiscal year ended October 31, 2021, the Fund paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser. ]

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the fiscal years ended October 31, 2019, 2020 and 2021, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.]

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. [During the fiscal year ended October 31, 2021, the Fund did not hold any securities of its “regular brokers or dealers.”]

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2020 and 2021, the portfolio turnover rates for the Fund were as follows:

Portfolio Turnover Rates
2020	2021
7%	[XX]%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Adviser CCO”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and the Fund’s complete schedule of investments following the second and fourth fiscal quarters, is available in Shareholder Reports filed with the SEC on Form N-CSR.

Complete schedules of investments filed with the SEC Form N-CSR and as exhibits to Form N-PORT are not distributed to Fund shareholders but are available, free of charge, on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its complete schedule of investments will be available without charge, upon request, by calling 1-866-625-3346. In addition, the Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at https://aicfundholdings.com/mckee. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Fund’s Adviser, Administrator, Custodian, Transfer Agent, financial printer, pricing vendors, liquidity analytics vendors, class action reclaim vendors and foreign tax reclaim vendors and other vendors that provide the Adviser with various middle office, back office, client reporting and portfolio analytics services in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Fund’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

The Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of the Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of the Fund, an investor in such an account may be able to infer the portfolio holdings of the Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-625-3346; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of [Date], 2022, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. [The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers.] Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	% of Fund
[XX]	[XX]%
[XX]	[XX]%
[XX]	[XX]%
[XX]	[XX]%
[XX]	[XX]%

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. The VMIG short-term demand obligation rating is typically assigned if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P imputes; and
•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

[APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES]

CSM Advisors, LLC

Proxy Voting Policy

CSM Advisors, LLC will accept the authority to vote proxies on behalf of the client.

Objective

The objective of our proxy voting process is to maximize the long-term investment performance of our clients.

Policy

It is our policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is CSM Advisors, LLC’s policy to vote against these proposals. Examples of proposals that could negatively impact shareholder interest include, but are not limited to the following:

1.	Anti-takeover amendments such as fair price provisions and staggered board provisions.

2.	Poison pill provisions designed to discourage another entity from seeking control.

3.	Greenmail attempts.

4.	Golden parachutes and related management entrenchment measures.

5.	Oversized stock option grants and strike price revisions.

It is CSM Advisors, LLC’s practice to generally not recall securities unless there is a specific issue that we feel warrants forfeiting the securities lending income. It is generally believed that in most cases the certainty of the securities lending income outweighs the potential, but unknown benefit, of the proxy vote.

Procedure

Our procedure for processing proxy ballots is as follows:

1.	Upon receipt, all proxy material will be forwarded to the Senior Vice

President of Equities for his/her review. Specifically, proxies will be reviewed for material conflicts of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.

2.	The Administrative Assistant will vote the resolutions according to the instructions of the Senior Vice President of Equities. The vote will be reviewed and signed by the Chief Investment Officer or Senior Vice President of Equities.

3.	If any proposals are considered to have a potentially negative impact on investment performance, the Chief Investment Officer or Senior Vice President of Equities will review the particular resolutions thoroughly with the equity portfolio manager responsible for the investment.

4.	After this review, if the Chief Investment Officer or Senior Vice President of Equities determines that specific proposals could have a negative impact on investment performance, they will vote against those proposals.

5.	The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.

6.	Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant and can be obtained by emailing info@csmckee.com.

7.	The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

Authorization to Vote Proxies

•	The default will be for CSM Advisors, LLC to vote all proxies for securities that it currently owns that are received via mail or electronic proxy service. It is the client’s responsibility to make sure that proxies are forwarded to our attention.

•	Clients must notify CSM Advisors, LLC in writing if they do not want us to vote proxies. These notifications will be kept on file. If CSM Advisors, LLC is not authorized to vote proxies, the client will receive their proxy statements directly from their custodian.

Clients may direct CSM Advisors, LLC to vote any particular solicitation by contacting their relationship manager.

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the “Registrant”) dated July 18, 1991, as amended and restated February 18, 1997 (the “Agreement and Declaration of Trust”), is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Agreement and Declaration of Trust, is incorporated herein by reference to exhibit (a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(a)(3) Amendment No. 2, dated August 18, 2020, to the Agreement and Declaration of Trust, is incorporated herein by reference to exhibit (a)(3) of Post-Effective Amendment No. 335 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-010106 on May 10, 2021.

(b)(1) Registrant's Second Amended and Restated By-Laws (the “By-Laws”) are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(b)(2) Amendment No. 1, dated May 20, 2020, to the By-Laws, is incorporated herein by reference to exhibit (b)(2) of Post-Effective Amendment No. 329 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42494), filed with the SEC via EDGAR Accession No. 0001398344-20-011801 on June 1, 2020.

(c) See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (a)(1) to this Registration Statement.

(d)(1)(i) Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(1)(ii) Amended Schedule A, dated August 24, 2018, to the Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management, is incorporated herein by reference to exhibit (d)(1)(iv) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(d)(1)(iii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(iv) Amended Schedule A to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000392 on September 3, 2010.

(d)(1)(v) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(vi) Amended Schedule A, dated March 1, 2019, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC, is incorporated herein by reference to exhibit (d)(1)(vi) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(d)(1)(vii) [Amended and Restated Schedule A, dated [XX], 2021, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC], to be filed by amendment.

(d)(1)(viii) Investment Advisory Agreement, dated June 10, 2020, between the Registrant and CSM Advisors, LLC is incorporated herein by reference to exhibit (d)(1)(viii) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(d)(1)(ix) Investment Advisory Agreement, dated October 10, 2016, between the Registrant and Rice Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(1)(xi) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(d)(1)(x) Investment Advisory Agreement, dated May 28, 2004, between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(1)(xi) Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(1)(xii) Investment Advisory Agreement, dated March 10, 2010, between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(1)(xiii) Investment Advisory Agreement, dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P. is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xiv) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 29, 2012.

(d)(1)(xv) Amended Schedule A, dated January 1, 2019, to the Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(1)(xxi) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(d)(1)(xvi) Investment Advisory Agreement, dated May 25, 2018, between the Registrant and Thomson Horstmann & Bryant, Inc., is incorporated herein by reference to exhibit (d)(1)(xxii) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(d)(1)(xvii) Investment Advisory Agreement, dated November 11, 2020 between the Registrant and Pathstone Family Office, LLC is incorporated herein by reference to exhibit (d)(1)(xxi) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(d)(1)(xviii) Investment Advisory Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(1)(xxix) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xix) Investment Advisory Agreement, dated September 3, 2013, between the Registrant and CIBC Private Wealth Advisors, Inc. (formerly, AT Investment Advisers, Inc.) is incorporated herein by reference to exhibit (d)(1)(xxx) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xx) Amended Schedule A, dated March 13, 2019, to the Investment Advisory Agreement, dated September 13, 2013, between the Registrant and CIBC Private Wealth Advisors, Inc., is incorporated herein by reference to exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 312 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-009920 on May 31, 2019.

(d)(1)(xxi) Investment Advisory Agreement, dated July 3, 2013, between the Registrant and Fayez Sarofim & Co. is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(2)(i) Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(ii) Amended Schedule A, dated August 24, 2018, to the Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(3)(ii) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(d)(2)(iii) Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(3)(iii) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(d)(2)(iv) Amended Schedule A, dated March 1, 2019, to the Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(3)(iv) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(d)(2)(v) Amended and Restated Expense Limitation Agreement, dated February 23, 2016, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Funds, is incorporated herein by reference to exhibit (d)(3)(vi) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(2)(vi) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(vii) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000245 on June 30, 2010.

(d)(2)(viii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (d)(3)(xiv) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(d)(2)(ix) Expense Limitation Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(x) Expense Limitation Agreement, dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(xi) Expense Limitation Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 29, 2012.

(d)(2)(xii) Amended Schedule A, dated January 1, 2019, to the Expense Limitation Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(3)(xv) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(d)(2)(xiii) Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the THB Asset Management MicroCap Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(xiv) Amended Schedule A to the Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the THB Asset Management MicroCap Fund, is incorporated herein by reference to exhibit (d)(50) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(2)(xv) Expense Limitation Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited, relating to the Harvest Funds, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(2)(xvi) Expense Limitation Agreement, dated February 23, 2016, between the Registrant and CIBC Private Wealth Advisors, Inc., relating to the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Income Opportunities Fund and CIBC Atlas Mid Cap Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xix) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(2)(xvii) Amended Schedule A, dated March 13, 2019, to the Expense Limitation Agreement, dated February 23, 2016, between the Registrant and CIBC Private Wealth Advisors, Inc., relating to the CIBC Atlas International Growth Fund, is incorporated herein by reference to exhibit (d)(3)(xx) of Post-Effective Amendment No. 312 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-009920 on May 31, 2019.

(d)(2)(xviii) Expense Limitation Agreement, dated December 13, 2017, between the Registrant and CIBC Private Wealth Advisors, Inc., relating to the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, is incorporated herein by reference to exhibit (d)(3)(xviii) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001113 on December 13, 2017.

(d)(2)(xix) Expense Limitation Agreement, effective as of July 3, 2013, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(2)(xx) Expense Limitation Agreement, dated [XX], between the Registrant and CSM Advisors, LLC, relating to the McKee International Equity Portfolio, to be filed by amendment.

(e)(1)(i) Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(1)(i) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(e)(1)(ii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(1)(iii) Amendment No. 2, dated November 13, 2018, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(1)(iii) of Post-Effective Amendment No. 308 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-007375 on April 30, 2019.

(e)(1)(iv) Distribution Services Agreement, dated [XX], 2021, between Cambiar Investors, LLC and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), to be filed by amendment.

(e)(2) Form of Authorized Participant Agreement to be filed by amendment.

(e)(3) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co., dated October 2007, is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1)(i) Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(i) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(1)(ii) Amendment, dated November 6, 2013, to the Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(ii) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(2)(i) Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.) is incorporated herein by reference to exhibit (g)(2)(i) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(2)(ii) Amended Appendix B, dated November 21, 2017, to the Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.), is incorporated herein by reference to exhibit (g)(2)(ii) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(g)(3)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(i) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(ii) Amendment, dated May 12, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(ii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(iii) Amendment, dated November 6, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(iv) Amendment, dated August 25, 2016, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iv) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(g)(4) Custodian and Transfer Agent Agreement, dated [XX], 2021, between the Registrant and Brown Brothers Harriman & Co., to be filed by amendment.

(h)(1) Amended and Restated Administration Agreement, dated November 13, 2018, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1) of Post-Effective Amendment No. 305 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-003603 on February 28, 2019.

(h)(2)(i) Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(2)(ii) AML Delegation Amendment, dated June 18, 2003, to the Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(iii) Amendment to and Assignment of Transfer Agency and Service Agreement, dated March 8, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to exhibit (h)(2)(iii) of Post-Effective Amendment No. 294 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-006346 on April 30, 2018.

(h)(2)(iv) Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(2)(v) Amendment, dated April 1, 2009, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(vi) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(h)(2)(vi) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(2)(vii) Amendment, dated November 13, 2013, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(h)(2)(viii) Amendment No. 3, dated April 30, 2018, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(h)(2)(ix) Amendment, dated [XX], to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(x) Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(h)(2)(xi) Amendment, dated November 19, 2013, to the Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(2)(ix) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(h)(3)(i) Shareholder Services Plan is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A to the Shareholder Services Plan, is incorporated herein by reference to exhibit (h)(3)(ii) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(h)(4)(i) Securities Lending Agency Agreement, dated October 23, 2012, between the Registrant and Securities Lending Finance Trust Company, is incorporated herein by reference to exhibit (h)(4)(i) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(h)(4)(ii) Securities Lending Authorization Agreement, dated November 3, 2014, between BNP Paribas, New York Branch and Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(4)(ii) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(h)(4)(iii) First Amendment, dated February 3, 2015, to the Securities Lending Authorization Agreement, dated November 3, 2014, between BNP Paribas, acting through its New York Branch, and Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(4)(iii) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(h)(4)(iv) Securities Lending Agreement, dated October 26, 2020, by and between the Registrant and U.S. Bank National Association, is incorporated herein by reference to exhibit (h)(4)(v) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j) Not Applicable.

(k) Not Applicable.

(l) Not Applicable.

(m)(1)(i) Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(1)(ii) Schedule A, as last amended March 31, 2020, to the Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(1)(ii) of Post-Effective Amendment No. 325 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-007265 on March 31, 2020.

(m)(2) ETF Distribution Plan, dated [XX], 2021, to be filed by amendment.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(n)(2) Amended and Restated Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the LSV Funds, is incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 297 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-012526 on August 27, 2018.

(n)(3) Amended and Restated Schedule B and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(n)(4) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(n)(5) Amended and Restated Schedule C and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (n)(6) of Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001948 on December 30, 2016.

(n)(6) Amended and Restated Schedule L and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the CIBC Atlas Funds, is incorporated herein by reference to exhibit (n)(7) of Post-Effective Amendment No. 312 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-19-009920 on May 31, 2019.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics, dated November 2007, is incorporated herein by reference to exhibit (p)(1) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(2) LSV Asset Management Revised Code of Ethics, dated November 29, 2017, is incorporated herein by reference to exhibit (p)(2) of Post-Effective Amendment No. 292 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-003073 on February 28, 2018.

(p)(3) Cambiar Investors, LLC Revised Code of Ethics, dated April 1, 2016, is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 267 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001529 on August 26, 2016.

(p)(4) CSM Advisors, LLC Code of Ethics, dated December 31, 2015, is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(p)(5) Haverford Investment Management, Inc. Revised Code of Ethics, dated April 2017, is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(6) Rice Hall James & Associates, LLC Revised Code of Ethics, dated November, 2020, is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(p)(7) Acadian Asset Management LLC Revised Code of Ethics, dated January 2016, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(p)(8) Edgewood Management LLC Revised Code of Ethics, dated May 28, 2020, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(p)(9) Sands Capital Management, LLC Revised Code of Ethics, dated September, 2020, is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 333 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-005168 on February 26, 2021.

(p)(10) Loomis, Sayles & Company L.P. Revised Code of Ethics, dated April 18, 2018, is incorporated herein by reference to exhibit (p)(14) of Post-Effective Amendment No. 301 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-18-018244 on December 20, 2018.

(p)(11) Hamlin Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 233 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(p)(12) Thomson Horstmann & Bryant, Inc. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 229 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(13) SEI Investments Distribution Co. Code of Ethics, dated November 26, 2018, is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment No. 323 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-004791 on February 28, 2020.

(p)(14) Harvest Global Investments Limited Revised Code of Ethics, dated October 2015, is incorporated herein by reference to exhibit (p)(36) of Post-Effective Amendment No. 263 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(p)(15) CIBC Private Wealth Advisors, Inc. Code of Ethics, dated March 31, 2010, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 221 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(p)(16) Fayez Sarofim & Co. Code of Ethics, dated October 27, 2014, is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 255 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000328 on April 30, 2015.

(p)(17) SEI Investments Global Funds Services Code of Ethics, dated January 2019, is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 323 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-004791 on February 28, 2020.

(q)(1) Powers of Attorney, dated August 18, 2020, for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, N. Jeffrey Klauder, George J. Sullivan, Jr., Mitchell A. Johnson, Bruce R. Speca, Joseph T. Grause, Jr., Robert Mulhall, Michael Beattie and Stephen Connors are incorporated herein by reference to exhibit (q)(1) of Post-Effective Amendment No. 332 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-025274 on December 30, 2020.

(q)(2) Power of Attorney, dated March 24, 2021, for Mr. Andrew Metzger is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 334 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-21-009258 on April 30, 2021.

(q)(3) Resolution adopted by the Board of Trustees of the Registrant on August 18, 2020 is incorporated herein by reference to exhibit (q)(2) of Post-Effective Amendment No. 332 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001398344-20-025274 on December 30, 2020.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant’s Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”) serves as the investment adviser to the Acadian Emerging Markets Portfolio. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John Chisholm, Executive Vice President, co-CEO, co-CIO

Acadian Asset Management (UK) Ltd

24 King William Street, 6th Floor
London

EC4R 6AT
United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3
Sydney, NSW 2000
Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1
Singapore 018960

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ross Dowd, Executive Vice President, co-CEO

Acadian Asset Management (UK) Ltd

24 King William Street, 6th Floor

London

EC4R 6AT

United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3
Sydney, NSW 2000
Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore 018960

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main

1-8-3 Marunouchi, Chiyoda-ku

Tokyo 100-0005

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary

Acadian Asset Management (UK) Ltd

24 King William Street, 6th Floor

London

EC4R 6AT

United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3

Sydney, NSW 2000

Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore 018960

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main

1-8-3 Marunouchi, Chiyoda-ku

Tokyo 100-0005

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brendan Bradley, Executive Vice President, CIO

Acadian Asset Management (UK) Ltd

24 King William Street, 6th Floor

London

EC4R 6AT

United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3

Sydney, NSW 2000

Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore 018960

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main

1-8-3 Marunouchi, Chiyoda-ku

Tokyo 100-0005

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kelly Young, Executive Vice President Chief Marketing Officer

Acadian Asset Management (UK) Ltd

24 King William Street, 6th Floor

London

EC4R 6AT

United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3

Sydney, NSW 2000

Australia

Acadian Asset Management (Singapore) Pte Ltd

8 Marina View, #40-01

Asia Square Tower 1

Singapore 018960

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main

1-8-3 Marunouchi, Chiyoda-ku

Tokyo 100-0005

Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Suren Rana, Member of Board of Managers

BrightSphere Investment Group, Inc (“BSIG” – a public company traded on the NYSE);

200 Clarendon Street, 53rd Floor

Boston, MA 02116

Acadian Asset Management LLC (an investment advisor);

260 Franklin Street

Boston, MA 02110

Campbell Global, LLC (an investment advisor)

One South West Columbia, Suite 1720

Portland, OR 97258

Thompson, Siegel & Walmsley LLC (an investment advisor)

6806 Paragon Pl., Ste. 300

Richmond, VA 23230

Landmark Partners LLC (an investment advisor);

10 Mill Pond Lane Simsbury

Simsbury, CT 06070

Director, Chief Executive Officer Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Elie Sugarman, Member of Board of Managers

BrightSphere Investment Group, Inc (“BSIG” - a public company traded on the NYSE);

200 Clarendon Street, 53rd Floor
Boston, MA 02116

Acadian Asset Management LLC (an investment advisor);

260 Franklin Street

Boston, MA 02110

Investment Counselors of Maryland (an investment advisor)

300 East Lombard Street, Suite 810
Baltimore, MD 21202

Corporate Development Office Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard Hart, Member of Board of Managers

BrightSphere Investment Group, Inc (“BSIG” - a public company traded on the NYSE);

200 Clarendon Street, 53rd Floor
Boston, MA 02116

Acadian Asset Management LLC (an investment advisor);

260 Franklin Street

Boston, MA 02110

Landmark Partners LLC (an investment advisor);

10 Mill Pond Lane Simsbury
Simsbury, CT 06070

Chief Legal Officer Affiliated Directorships

Cambiar Investors, LLC

Cambiar Investors, LLC (“Cambiar”) serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Aggressive Value Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund, the Cambiar International Small Cap Fund, the Cambiar Large Cap ETF, the Cambiar Small Cap ETF and the Cambiar SMID ETF. The principal address of Cambiar is 200 Columbine Street, Suite 800, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2019 and 2020, no director, officer or partner of Cambiar engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CIBC Private Wealth Advisors, Inc.

CIBC Private Wealth Advisors, Inc. (“CIBC”) serves as the investment adviser for the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund. The principal address of CIBC is 181 West Madison Street, 36th Floor, Chicago, Illinois 60602. CIBC is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Paul Carey, CFO	CIBC Bancorp USA 120 South LaSalle Street Chicago, IL 60603	Chief Financial Officer
Zachary Christensen, Director	CIBC Bancorp USA 120 South LaSalle Street Chicago, IL 60603	Associate General Counsel
Kevin Burns, Director	CIBC Bancorp USA 120 South LaSalle Street Chicago, IL 60603	Enterprise Risk Manager

CSM Advisors, LLC

CSM Advisors, LLC (“CSM Advisors”) serves as the investment adviser to the McKee International Equity Portfolio. The principal address of CSM Advisors is 420 Ft. Duquesne Blvd., 8th Floor, One Gateway Center, Pittsburgh, PA 15222. CSM Advisors is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Michael J. Donnelly Senior Vice President	Blue Devil Capital 2051 Murdstone Rd. Pittsburgh, PA 15241	President

Edgewood Management LLC

Edgewood Management LLC (“Edgewood”) serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 535 Madison Avenue, 15th Floor, New York, New York 10022. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2019 and 2020, no director, officer or partner of Edgewood engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Fayez Sarofim & Co.

Fayez Sarofim & Co. (“Fayez Sarofim”) serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Fayez Sarofim Chairman, Co-Chief Investment Officer and Director (2015)	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Chairman
	Sarofim Realty Advisors LLC. 2525 McKinnon St. Suite 530 Dallas, TX 75201	Chairman and Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Chairman, Chief Executive Officer, Chief Investment Officer and Director
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Chairman, Chief Executive Officer and Director
	Kinder Morgan, Inc. 500 Dallas Suite 1000 Houston, TX 77002	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Christopher B. Sarofim Vice Chairman	Kemper Corporation One East Wacker Drive Chicago, IL 60601	Director
	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice Chairman
	Sarofim Realty Advisers LLC. 2525 McKinnon St. Suite 530 Dallas, TX 75201	Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice Chairman and President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Vice Chairman and Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Raye G. White Executive Vice President, Secretary, Treasurer, Chief Compliance Officer and Director	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	President, Chief Executive Officer, Treasurer and Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Executive Vice President, Secretary, Treasurer and Director
	Sarofim Realty Advisors LLC. 2525 McKinnon St. Suite 530 Dallas, TX 75201	Secretary, Treasurer and Director
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Executive Vice President, Secretary, Treasurer and Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
William Gentry Lee, Jr., CFA Chief Executive Officer, Co-Chief Investment Officer and Director (2015)	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	Sarofim Realty Advisors LLC. 2525 McKinnon St. Suite 530 Dallas, TX 75201	Senior Vice President and Director
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	President and Director
Charles E. Sheedy, CFA Senior Vice President	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President and Director
	Sarofim Realty Advisors LLC. 2525 McKinnon St. Suite 530 Dallas, TX 75201	Vice Chairman
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Reynaldo Reza Senior Vice President	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President and Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
John S. Rouse Vice President and General Counsel	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice President and General Counsel
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice President and General Counsel
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Vice President and General Counsel
John Colucci IV Vice President – Trading and Operations	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice President – Trading and Operations
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice President – Trading and Operations
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Vice President

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Alan R. Christensen, CFA President and Head of Investment Risk	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice President
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Vice President

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Daniel S. Crumrine Vice President, Chief Financial Officer and Deputy Chief Compliance Officer	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice President, Chief Financial Officer, Secretary and Director
	Sarofim Realty Advisors LLC. 2525 McKinnon St. Suite 530 Dallas, TX 75201	Vice President and Chief Financial Officer
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice President and Chief Financial Officer
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Vice President and Chief Financial Officer

Hamlin Capital Management, LLC

Hamlin Capital Management, LLC (“Hamlin”) serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640 Fifth Avenue, 11th Floor, New York, New York 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mark Stitzer – Managing Partner	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Joseph Bridy – Senior Partner & Fixed Income Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
Chris D’Agnes – Senior Partner & Equity Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Charlie Garland – Senior Partner and Equity Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Deborah Finegan – Senior Partner & Chief Operating Officer	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
Benjamin Kaufman – Partner & Senior Bond Analyst	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
Parker Stitzer – Partner & Senior Bond Analyst	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner
Michael Tang – Partner & Senior Equity Analyst	Hamlin-Crest GP, LLC 640 Fifth Avenue, 11th Floor New York, NY 10019	Owner

[Harvest Global Investments Limited]

Harvest Global Investments Limited (“Harvest”) serves as the investment adviser for the Harvest Funds China All Assets and the Harvest Asian Bond Fund. The principal address of Harvest is 31/F One Exchange Square, 8 Connaught Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2017 and 2018.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Zhao Xuejun Director	Harvest Fund Management Co. Limited 16/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director
	Harvest Capital Management Co Limited 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director (resigned as a director as of June 8, 2018)
	Harvest Wealth Management Co., Ltd Unit 5312-15, Shanghai Two ifc, 8 Century Avenue, Pudong New Area, Shanghai, China	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	iGoldenBeta Financial Technology Co., Ltd. 1405 Building 2, Complex A, Kexing Science Park, 15 Keyuan Rd, Nanshan District, Shenzhen, China	Director
	Harvest Investments Management Co., Ltd. 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director
	Harvest Technology Investments Management Co., Ltd. Room 602, Building 20, No. 481, Guiping Road, Xuhui District, Shanghai, China	Director
	Jialong (Jiaxing) Investment Management Co., Ltd. Room 560-84, Floor 5, Building 2, Lianchuang Building, No. 883, Guangyi Road, Nanhu District, Jiaxing city, Zhejiang Province, China	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Shanghai Jiashi New Energy Technology Co., Ltd. 2289, Room 14C, No.309 Tanggu Road, Hongkou District, Shanghai, China	Director
	Shanghai Ample Financial Services (Group) Co., Ltd. No.14, Lane 1502, Luoshan Road, China (Shanghai) Pilot Free Trade Zone, China	Director
	Harvest Real Estate Investments (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005, Cayman Islands	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Harvest Real Estate Investment (HK) Limited 31/F, One Exchange Square, 8 Connaught Place, Central, Hong Kong	Director
	Harvest Capital International (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005 Cayman Islands	Director
	Harvest Capital International (Hong Kong) Limited 701, 7/F, Tower 2, Silvercord, 30 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong	Director
	igoldenbeta Network Technology (Cayman) Limited 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jing Lei Director (appointed on April 16, 2018)	Harvest Fund Management Co. Limited 16/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director
	Harvest Capital Management Co Limited 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director
Li Ming Director	Harvest Capital Management Co Limited 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing	Director
	Harvest Wealth Management Co., Ltd. Unit 5312-15, Shanghai Two ifc, 8 Century Avenue, Pudong New Area, Shanghai, China	Director
	Harvest Investments Management Co., Ltd. 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Jialong (Jiaxing) Investment Management Co., Ltd. Room 560-84, Floor 5, Building 2, Lianchuang Building, No. 883, Guangyi Road, Nanhu District, Jiaxing city, Zhejiang Provincem China	Director
	Harvest Yuanjian Technology (Beijing) Co., Ltd. 12/F, Tower D, Beijing Marriott Hotel, No.7 Jianguomen South Ave., Beijing, China	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Wang Wei Director	Harvest Capital Management Co Limited 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing	Chief Compliance Officer, Director
	iGoldenBeta Financial Technology Co., Ltd. 1405 Building 2, Complex A, Kexing Science Park, 15 Keyuan Rd, Nanshan District, Shenzhen, China	Director
	Harvest Investments Management Co., Ltd. 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director
	Harvest Technology Investments Management Co., Ltd. Room 602, Building 20, No. 481, Guiping Road, Xuhui District, Shanghai, China	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Jialong (Jiaxing) Investment Management Co., Ltd. Room 560-84, Floor 5, Building 2, Lianchuang Building, No. 883, Guangyi Road, Nanhu District, Jiaxing city, Zhejiang Province, China	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Harvest Alternative Investment Group Limited Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	Director
	Harvest Global Capital Investments Limited 31/F, One Exchange Square, 8 Connaught Place, Central, Hong Kong	Director
	Harvest Capital International (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005 Cayman Islands	Director
	Harvest Capital International (Hong Kong) Limited 701, 7/F, Tower 2, Silvercord, 30 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Sun Chen Director	Harvest USA Incorporation 160 Greentree Drive, Suite 101, City of Dover 19904, Country of Kent, State of Delaware	Director
	HGI (USA) Investments LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	HGI (USA) LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	Harvest Global Investments (UK) Limited 5th Floor, 6 St. Andrew Street, London, EC4A 3AE	Director
	Harvest Global Capital Investments Limited 31/F, One Exchange Square, 8 Connaught Place, Central, Hong Kong	Director
	Harvest Alternative Investment Group Limited Commerce House, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, British Virgin Islands	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kerry Chow Employee	Harvest USA Incorporation 160 Greentree Drive, Suite 101, City of Dover 19904, Country of Kent, State of Delaware.	Director
	HGI (USA) Investments LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	HGI (USA) LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	Harvest Global Investments (UK) Limited 5th Floor, 6 St. Andrew Street, London, EC4A 3AE	Director
David Tong Employee	Harvest USA Incorporation 160 Greentree Drive, Suite 101, City of Dover 19904, Country of Kent, State of Delaware.	Director
	HGI (USA) Investments LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	HGI (USA) LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
Thomas Kwan Director	DKJ Company Limited Flat E, 11/F, Block 4, Nam Fu Estate, Quarry Bay, HK	Director
	Micro Eco Farm (HK) Limited Rm A5, 3/F, On Tat Ind Bldg, No 3-5 Pat Tat St, Kowloon, HK	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	HARVEST FUNDS (CAYMAN) SPC Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands	Director
	HARVEST ALTERNATIVE FUNDS (CAYMAN) SPC Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands	Director
	HARVEST STAR INVESTMENTS Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands	Director

Haverford Financial Services, Inc.

Haverford Financial Services, Inc. (“Haverford”) serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
George W. Connell Vice Chairman & Owner	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice Chairman & Indirect Owner
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice Chairman & Indirect Owner
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	CEO, President & Owner
	Drexel Morgan Capital Advisers, Inc. 3 Radnor Corporate Center, Suite 305 Radnor, PA 19087	Director, Indirect Owner
	Red Wing Management II, LLC 3 Radnor Corporate Center, Suite 305 Radnor, PA 19087	Indirect Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Joseph J. McLaughlin Chairman, CEO & President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Chairman & CEO
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Binney H. C. Wietlisbach Executive Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	President, Director & Secretary
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	CEO & President
Henry B. Smith Vice President and CIO	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Director
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Advisory Board Member

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David Brune Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John H. Donaldson Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Timothy E. Gillespie Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Timothy A. Hoyle Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Chief Investment Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Jeffrey M. Bagley Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
MarieElena V. Ness Chief Compliance Officer	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Paul S. Rovner Chief Financial Officer & Treasurer	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP, CFO, & Assistant Secretary

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & CFO
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Secretary
	Drexel Morgan Capital Advisers, Inc. 3 Radnor Corporate Center, Suite 305 Radnor, PA 19087	VP & CFO
John M. Derderian Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Secretary, Treasurer, Registered Principal

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
T. Keith Eby Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Diane E. Goldstein Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Lydia C. Holiat Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Charles L. Homer Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Marketing
Seth D. Horwitz Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Thomas J. Lynch Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
David C. Peppard Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Patrice M. Shute Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Robert F. Stiles Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John S. Supplee Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Chief Operating Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Principal
Christine E. Walker Nerney Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Nancy Mazzone Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Veronica McKee Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Maxine A. Cuffe	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Director of Global Strategies
Halie W. O’Shea	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Director of Research

Loomis, Sayles & Company, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111-2621. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Executive Vice President
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Operating Services, LLC One Financial Center, Boston, MA 02111	Chairman and President

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Daniel J. Fuss Vice Chairman, Executive Vice President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Executive Vice President
John F. Gallagher III Executive Vice President and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
John R. Gidman Executive Vice President, Chief Operating Officer and Director	Loomis Sayles Operating Services, LLC One Financial Center, Boston, MA 02111	President (2003 – 2020)
David L. Giunta Director	Natixis Investment Managers 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US
	Natixis Advisors, L.P. 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Natixis Distribution Corporation 888 Boylston Street, Boston, MA 02199	Chairman, President and Chief Executive Officer
	Natixis Distribution, L.P 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
Maurice Leger Director of Global Institutional Services, Executive Vice President and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
Jean S. Loewenberg Executive Vice President, General Counsel, Secretary and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jean Raby Director	Natixis Investment Managers 888 Boylston Street, Boston, MA 02199	Chief Executive Officer
Paul J. Sherba Executive Vice President, Chief Financial Officer and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Chief Financial Officer and Treasurer

LSV Asset Management

LSV Asset Management (“LSV”) serves as the investment adviser to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV Global Value Fund, LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund and LSV Emerging Markets Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2019 and 2020, no director, officer or partner of LSV engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Rice Hall James & Associates, LLC

Rice Hall James & Associates, LLC (“Rice Hall James”) serves as the investment adviser to the Rice Hall James Micro Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall James is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall James is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2019 and 2020, no director, officer or partner of Rice Hall James engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands Capital is 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member
Jonathan Goodman General Counsel	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel and Chief Compliance Officer
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Provides client relations service

Thomson Horstmann & Bryant, Inc.

Thomson Horstmann & Bryant, Inc. (“THB”) serves as the investment adviser for the THB Asset Management MicroCap Fund. The principal address of THB is 501 Merritt 7, Norwalk, Connecticut 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2019 and 2020.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Keith Dickinson	Better Body Foods, LLC 1762 W 20 S #100, Lindon, UT 84042	Employee

Item 32. Principal Underwriters

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
Schroder Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
Delaware Wilshire Private Markets Fund	March 22, 2021

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Rager	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant’s custodians:

U.S. Bank, National Association

800 Nicollett Mall

Minneapolis, Minnesota 55402-4302

MUFG Union Bank, N.A.

350 California Street

6th Floor

San Francisco, California 94104

Brown Brothers Harriman & Co.

50 Post Office SquareBoston, Massachusetts 02110

(b)	With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c)	With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant’s investment advisers:

Acadian Asset Management LLC

260 Franklin Street

Boston, Massachusetts 02110

Cambiar Investors, LLC

200 Columbine Street, Suite 800

Denver, Colorado 80206

CIBC Private Wealth Advisors, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

CSM Advisors, LLC

420 Ft. Duquesne Boulevard, 8th Floor

One Gateway Center

Pittsburgh, Pennsylvania 15222

Edgewood Management LLC

535 Madison Avenue, 15th Floor

New York, New York 10022

Fayez Sarofim & Co.

2907 Two Houston Center

909 Fannin Street

Houston, Texas 77010

Hamlin Capital Management, LLC

640 Fifth Avenue, 11th Floor

New York, New York 10019

Harvest Global Investments Limited

31/F One Exchange Square

8 Connaught Place, Central

Hong Kong

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, Pennsylvania 19087-4546

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

LSV Asset Management

155 North Wacker Drive, Suite 4600,

Chicago, Illinois 60606

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, California 92101-3383

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

Thomson Horstmann & Bryant, Inc.

501 Merritt 7

Norwalk, Connecticut 06851

Item 34. Management Services: None.

Item 35. Undertakings: None.

NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors’ Inner Circle Fund (the “Trust”) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 347 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of December, 2021.

THE ADVISORS’ INNER CIRCLE FUND

By:	*
Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	December 30, 2021
Joseph T. Grause, Jr.

*	Trustee	December 30, 2021
Mitchell A. Johnson

*	Trustee	December 30, 2021
N. Jeffrey Klauder

*	Trustee	December 30, 2021
Betty L. Krikorian

*	Trustee	December 30, 2021
Robert Mulhall

*	Trustee	December 30, 2021
Robert A. Nesher

*	Trustee	December 30, 2021
Bruce Speca

*	President	December 30, 2021
Michael Beattie

*	Treasurer, Controller &	December 30, 2021
Andrew Metzger	Chief Financial Officer

*By:	/s/ Eric C. Griffith
Eric C. Griffith
Attorney-in-Fact